LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED MAY 8, 2015

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

EACH DATED MARCH 1, 2015, OF

CLEARBRIDGE SPECIAL INVESTMENT TRUST

This supplement announces a name change and revised investment policy for ClearBridge Special Investment Trust, each effective August 1, 2015. The fund’s investment objective is unchanged.

Effective August 1, 2015, the following supplements and replaces any information to the contrary in the Summary Prospectus, Prospectus and Statement of Additional Information:

The fund will be renamed ClearBridge Small Cap Fund.

Effective August 1, 2015, the following replaces the section of the Summary Prospectus and Prospectus titled “Principal investment strategies”:

Under normal circumstances, the fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in common stocks and other equity securities of small capitalization companies or in other investments that the Portfolio Manager believes have similar economic characteristics. The fund may invest up to 20% of its net assets in equity securities of companies with larger market capitalizations. Under normal circumstances, the fund’s investments may include equity securities of companies that the portfolio managers consider to be “special situations,” at the time of purchase. The portfolio managers define special situations as companies undergoing unusual or possibly one-time developments that, in the opinion of the portfolio managers, make them attractive for investment. The fund will not invest more than 20% of its total assets in securities of companies that, at the time of investment, are involved in reorganizations or restructurings in connection with bankruptcy proceedings. The portfolio managers follow a value discipline in selecting securities, and therefore seek to purchase securities at discounts to the portfolio managers’ assessment of their intrinsic value. The fund may invest in foreign equity securities, including securities of emerging market issuers.

Effective August 1, 2015, the following replaces the second paragraph of the section of the Prospectus titled “More on the fund’s investment strategies, investments and risks”:

Under normal circumstances, the fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in common stocks and other equity securities of small capitalization companies or in other investments that the Portfolio Manager believes have similar economic characteristics. (The fund does not currently intend to borrow for investment purposes.) Small capitalization companies are those companies whose market capitalizations at the time of investment do not exceed the highest month-end market capitalization value of any stock in the Russell 2000 Index (the “Index”) for the previous 12 months. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered to be securities of small capitalization companies for the purposes of the fund’s 80% investment policy. The size of companies in the Index changes with the market conditions and composition of the Index. The fund may invest up to 20% of its net assets in equity securities of companies with larger market capitalizations.

Under normal circumstances, the fund’s investments may include the equity securities of companies that the portfolio managers consider to be “special situations,” at the time of purchase. The portfolio managers define special situations as companies undergoing unusual or possibly one-time developments that, in the opinion of the portfolio managers, make them attractive for investment. The fund will not invest more than 20% of its total assets in securities of companies that, at the time of investment, are involved in reorganizations or restructurings in connection with bankruptcy proceedings. Any later increase in the fund’s percentage holding of such issuers resulting from a decline in the fund’s holdings in other issuers is not considered a breach of this limit. The portfolio managers follow a value discipline in selecting securities, and therefore seek to purchase securities at discounts to the portfolio managers’ assessment of their intrinsic value. The fund may invest in foreign equity securities, including securities of emerging market issuers.

The fund’s 80% investment policy may be changed by the Board of Trustees (the “Board”) upon 60 day’s prior notice to shareholders.

The fund’s investment strategies may be changed without shareholder approval. The fund’s investment objective may be changed by the Board without shareholder approval and on notice to shareholders.

Please retain this supplement for future reference.

CBAX116350

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